EXHIBIT 10.41

SPOTLIGHT INNOVATION INC.

RESTRICTED STOCK GRANT AGREEMENT

This Restricted Stock Grant Agreement (the “Agreement”) is made and entered into as of December ---, 2016 (the “Effective Date) by and between Spotlight Innovation Inc., a Nevada corporation (the “Company”) and the person named below (the “Grantee”).

WHEREAS, the Company has adopted the 2016 Equity Incentive Plan (the "Plan") pursuant to which awards of restricted stock may be granted; and

WHEREAS, the Board of Directors (the “Board”) of the Company has determined that it is in the best interests of the Company and its shareholders to grant the award of Restricted Shares of common stock of the Company provided for herein in recognition of the efforts of the Grantee in leading the Company.

Grantee:

Social Security Number:

Address:

Total Number of Shares to Be Granted:	------- (the “Restricted Shares”)

1. Grant of Restricted Shares. In consideration for the performance of services by the Grantee for the Company, whether as a director, officer, employee or consultant, the Company hereby grants the Restricted Shares to the Grantee, subject to the conditions of this Agreement. As used in this Agreement, the term “Shares” shall mean shares of the Company’s common stock, par value $0.001 per share, which includes the Restricted Shares granted under this Agreement, and all securities received (i) in replacement of the Restricted Shares, (ii) as a result of stock dividends or stock splits with respect to the Restricted Shares and (iii) in replacement of the Restricted Shares in a merger, recapitalization, reorganization or similar corporate transaction. The Company intends to register the Restricted Shares by filing the Registration Statement on the Form S-8.

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2.Vesting. The Restricted Shares shall vest as of the date of grant.

2.1 Title to Shares. The exact spelling of the name(s) under which Grantee shall take title to the Shares is:

Grantee desires to take title to the Shares as follows:

☐ Individual, as separate property

☐ Husband and wife, as community property

☐ Joint Tenants

To assign the Shares to a trust, a stock transfer agreement in a form and substance acceptable to the Company must be completed and executed and such transfer must comply with applicable federal and state securities laws.

3. Representations and Warranties of Grantee. Grantee represents and warrants to the Company that:

3.1 Agrees to Terms of this Agreement. Grantee has received a copy of this Agreement, has read and understands the terms of this Agreement, and agrees to be bound by its terms and conditions.

3.2 Acceptance of Shares for Own Account for Investment. Grantee is acquiring the Restricted Shares for Grantee's own account, for investment purposes only, and not with a view to, or for sale in connection with, a distribution of the Restricted Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Grantee has no present intention of selling or otherwise disposing of all or any portion of the Restricted Shares.

3.3 Access to Information. Grantee has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Grantee reasonably considers important in making the decision to acquire the Restricted Shares, and Grantee has had ample opportunity to ask questions and receive answers from the Company's representatives concerning such matters and this investment.

3.4 Understanding of Risks. Grantee is fully aware of: (i) the highly speculative nature of the investment in the Restricted Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Restricted Shares and the restrictions on transferability of the Restricted Shares (e.g., that Grantee may not be able to sell or dispose of the Restricted Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Restricted Shares. Grantee is capable of evaluating the merits and risks of this investment, has the ability to protect Grantee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

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3.5 No General Solicitation. At no time was Grantee presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and issue of the Restricted Shares.

4. Compliance with Securities Laws. Grantee understands and acknowledges that the Restricted Shares have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act and that, notwithstanding any other provision of this Agreement to the contrary, the issuance of any Restricted Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Grantee agrees to cooperate with the Company to ensure compliance with such laws.

5. Restricted Securities.

5.1 No Transfers Unless Registered or Exempt. Grantee understands that Grantee may not transfer any Restricted Shares unless such Restricted Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Grantee understands that only the Company may file a registration statement with the SEC and that the Company has agreed to file a registration statement with respect to the Restricted Shares as soon as practicable. Grantee has also been advised that exemptions from registration and qualification may not be available or may not permit Grantee to transfer all or any of the Restricted Shares in the amounts or at the times proposed by Grantee.

5.2 SEC Rule 144. In addition, Grantee has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Restricted Shares and, in any event, requires that the Restricted Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been acquired, before they may be resold pursuant to Rule 144. Grantee understands that Rule 144 may indefinitely restrict transfer of the Restricted Shares so long as Grantee remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

6. Accredited Investor. The Grantee is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

7. RESERVED.

8. RESERVED.

9. Rights as a Stockholder. Subject to the terms and conditions of this Agreement, Grantee shall have all of the rights of a stockholder of the Company with respect to the Restricted Shares after the Restricted Shares vest and are issuable until such time as Grantee disposes of the Restricted Shares, including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares

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10. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as a director, officer, employee or consultant of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee's continuous service at any time, with or without cause.

11. Restrictive Legends and Stop-Transfer Orders.

11.1 Legends. Grantee understands and agrees that the Company shall place the legends set forth below or similar legends on any stock certificate(s) evidencing the Restricted Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation, as amended, or Bylaws, any other agreement between Grantee and the Company, or any agreement between Grantee and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11.2 Stop-Transfer Instructions. Grantee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Restricted Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Restricted Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Restricted Shares have been so transferred.

12. Tax Consequences. GRANTEE UNDERSTANDS THAT GRANTEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF GRANTEE'S ACQUISITION OR DISPOSITION OF THE RESTRICTED SHARES. GRANTEE REPRESENTS (i) THAT GRANTEE HAS CONSULTED WITH A TAX ADVISER THAT GRANTEE DEEMS ADVISABLE IN CONNECTION WITH THE ACQUISITION OR DISPOSITION OF THE RESTRICTED SHARES AND (ii) THAT GRANTEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

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13.Tax Liability and Withholding.

13.1 The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Shares and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may permit the Grantee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(a) tendering a cash payment; or

(b) authorizing the Company to withhold shares of common stock from the shares of common stock otherwise issuable or deliverable to the Grantee as a result of the vesting of the Restricted Stock; provided, however, that no shares of common stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

13.2 Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items"), the ultimate liability for all Tax-Related Items is and remains the Grantee's responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Stock or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock to reduce or eliminate the Grantee's liability for Tax-Related Items.

14. Compliance with Laws and Regulations. The issuance and transfer of the Restricted Shares shall be subject to and conditioned upon compliance by the Company and Grantee with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

15. Conflicts. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Agreement will govern and prevail.

16. Discretionary Nature of Plan. The Plan is discretionary and may be amended, suspended or terminated by the Company at any time, in its discretion; provided, however, that any amendment, suspension or termination of the Plan, or change of or affecting any outstanding award shall not, without written consent of the Grantee, affect in any manner materially adverse to the Grantee, any rights or benefits of the Grantee or obligations of the Company under any award granted under the Plan prior to the effective date of such change. The grant of the Restricted Stock in this Agreement does not create any contractual right or other right to receive any Restricted Stock or other awards in the future. Future awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee's employment with the Company.

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17. Successors and Assigns. The Company may assign any of its rights under this Agreement.This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Grantee and Grantee's heirs, executors, administrators, legal representatives, successors and assigns. The Grantee may not assign this Agreement without the consent of Company.

18. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada as such laws are applied to agreements betweenNevada residents entered into and to be performed entirely within Nevada, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision shall be enforced to the maximum extent possible and the other provisions shall remain fully effective and enforceable.

19. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Grantee shall be in writing and addressed to Grantee at the address indicated above or to such other address as Grantee may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) business days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by facsimile or email.

20. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

21. Headings; Counterparts. The captions and headings of this Agreement are included for ease of reference only and shall be disregarded in interpreting or construing this Agreement. All references herein to Sections shall refer to Sections of this Agreement. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

22. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter of this Agreement.

23. Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such grant, vesting or disposition.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly caused this Restricted Stock Agreement to be executed and delivered on the date first above written.

SPOTLIGHT INNOVATION INC.

By:
Name:	John William Pim
Title:	CFO

GRANTEE

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Spouse Consent

The undersigned spouse of -------- (the “Grantee”) has read, understands, and hereby approves the Restricted Stock Grant Agreement between Spotlight Innovation Inc., a Nevada corporation (the “Company”) and Grantee (the “Agreement”). In consideration of the Company's granting my spouse the right to purchase the Restricted Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement. The undersigned hereby appoints Grantee as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:___________________________________________	_______________________________________________
Print Name of Grantee's Spouse

_______________________________________________	_______________________________________________
(Please print name)	Signature of Grantee's Spouse

_______________________________________________	Address:________________________________________
_______________________________________________
_______________________________________________
_______________________________________________

☐ Check this box if you do not have a spouse.

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